EXHIBIT 99.4
Execution Version
INTELLECTUAL PROPERTY CROSS LICENSE AGREEMENT
     This INTELLECTUAL PROPERTY CROSS LICENSE AGREEMENT (this “Agreement”), dated as of October 23, 2006 is entered into by and between Fidelity National Title Group, Inc., a Delaware corporation (“FNT”), and Fidelity National Information Services, Inc., a Georgia corporation (“FIS”). FNT and FIS are each herein referred to as a “Party” and together, as the “Parties.”
W I T N E S S E T H:
     WHEREAS, in connection with the consummation of the transactions contemplated by that certain Securities Exchange and Distribution Agreement dated as of June 25, 2006, as amended and restated as of September 18, 2006 (as so amended and restated, the “Distribution Agreement”) between Fidelity National Financial, Inc., a Delaware corporation (“FNF”), and FNT, and the consummation of the transactions contemplated by that certain Agreement and Plan of Merger dated as of June 25, 2006 as previously amended and as amended and restated as of September 18, 2006 (as so amended and restated, the “FIS Merger Agreement”), between FNF and FIS, the Parties wish to enter into this agreement; and
     WHEREAS, FNT has the authority and power, or has caused members of the FNT Group to authorize and empower FNT, to deliver the rights herein granted to FIS, and FIS has the authority and power, or has caused members of the FIS Group to authorize and empower FIS, to deliver the rights herein granted to FNT;
     NOW, THEREFORE, in consideration of the premises, and of the cross representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1. Certain Definitions
(a)	“Competitors” for FNT shall mean those companies set forth on Schedule 1 and for FIS shall mean those companies set forth on Schedule 2.

(b)	“Confidential Information” has the meaning set forth in Section 7(a).

(c)	“Dispute” has the meaning set forth in Section 8(a).

(d)	“FIS Group” means FIS, Subsidiaries of FIS, and each Person that FIS directly or indirectly controls (within the meaning of the Securities Act) immediately after the Effective Date, and each other Person that becomes an Affiliate of FIS after the Effective Date.

(e)	“FIS Trade Secrets” has the meaning set forth in Section 2(a).

(f)	“FNT Group” means FNT, Subsidiaries of FNT, and each Person that is an Affiliate of FNT (other than FNF or any member of the FIS Group) immediately after the Effective Date, and each other Person that becomes an Affiliate of FNT after the Effective Date.

(g)	“FNT Trade Secrets” has the meaning set forth in Section 2(a).

(h)	“Granting Party” has the meaning set forth in Section 2(a).

(i)	“Granting Party Group” means (i) the FNT Group in those instances where FNT is the Licensor Party and (ii) the FIS Group in those instances where FIS is the Licensor Party.

(j)	“Intercompany Agreements” means the following agreements each executed on or about, and dated as of, the Effective Date, unless otherwise indicated herein:
(i) the Master IT Services Agreement (as hereinafter defined);
(ii) the Amended and Restated Corporate Services Agreement between FNT and FIS;
(iii) the Transition License Agreement between FNT and FIS;
(iv) the Trademark Assignment Agreement made by FNF Intellectual Property Holdings, Inc., a subsidiary of FNT, to and in favor of FIS
(v) the Amended and Restated OTS and OTS GOLD Software License Agreement between Rocky Mountain Support Services, Inc. and Fidelity National Tax Services, Inc.;
(vi) the Amended and Restated SIMON Software License Agreement between Rocky Mountain Support Services, Inc. and Fidelity National Tax Services, Inc.;
(vii) the Amended and Restated TEAM Software License Agreement between Rocky Mountain Support Services, Inc. and Fidelity National Tax Services, Inc.;
(viii) the Amended and Restated SoftPro Software License Agreement between Fidelity National Information Solutions, Inc. and FNT;
(ix) the eLender Services Agreement, among FNT, FIS, LSI Title Company and Rocky Mountain Support Services, Inc. regarding “eLender Solutions” and LSI;
(x) the Amended and Restated TitlePoint Software Development and Property Allocation Agreement between Rocky Mountain Support Services, Inc. and Property Insight, LLC;
(xi) the Title Plant Maintenance Agreement dated as of March 4, 2005 by and among Rocky Mountain Support Services, Inc., Security Union Title Insurance Company, Chicago Title Insurance Company, Ticor Title Insurance Company;
(xii) the Amended and Restated Master Title Plant Access Agreement between Property Insight, LLC and Rocky Mountain Support Services, Inc.;
(xiii) the Title Plant Management Agreement dated as of May 17, 2005 between Property Insight, LLC and Ticor Title Insurance Company of Florida;
(xiv) the Amended and Restated Title Plant Master Services Agreement between Rocky Mountain Support Services, Inc. and Property Insight, LLC;

(xv) the Amended and Restated Starters Repository Access Agreement between FNT and Fidelity National Information Services, LLC;
(xvi) the Amended and Restated Back Plant Repository Access Agreement between FNT and Fidelity National Information Services, LLC;
(xvii) the Amended and Restated Lease Agreement between Fidelity Information Services, Inc. and FNT;
(xviii) the SubLease Agreement between FNT and Fidelity Information Services, Inc.;
(xix) the Property Management Agreement between FNT and Fidelity Information Services, Inc.;
(xx) the Telecommunications Services Agreement between FNT and Fidelity Information Services, Inc.; and
(xxi) any other agreement that would fall within the definition of “Intercompany Agreements” in the FIS Merger Agreement, as amended and as may hereafter be amended from time to time.
(k)	“Licensee Party” has the meaning set forth in Section 2(a).

(l)	“Licensee Party Group” means (i) the FNT Group in those instances where FNT is the Licensee Party and (ii) the FIS Group in those instances where FIS is the Licensee Party.

(m)	“Master IT Services Agreement” means the Amended and Restated Master Information Technology Agreement dated as of February 1, 2006 by and between FNT and Fidelity Information Services, Inc., a subsidiary of FIS.

(n)	“Party” has the meaning set forth in the preamble.

(o)	“Person” means (i) for all Sections of this Agreement, except in the context of “Sale of FIS”, an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency, or political subdivision thereof and (ii) for “Sale of FIS”, the meaning set forth in the definition for “Sale of FIS.”

(p)	“Sale of FIS” means an acquisition by any Person (within the meaning of Section 3(a)(9) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and used in Sections 13(d) and 14(d) thereof (“Person”)) of Beneficial Ownership (within the meaning of Rule 13d-3 under the Exchange Act (“Beneficial Ownership”)) of 50% or more of either the then outstanding shares of FIS common stock or the combined voting power of the then outstanding voting securities of FIS entitled to vote generally in the election of directors; excluding, however, the following: (A) any acquisition directly from FIS, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from FIS or (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by FIS or a member of the FIS Group.

(q)	“Subsidiary” means, with respect to any specified Person, any corporation or other legal entity of which such Person controls or owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interest entitled to vote on the election of the members to the board of directors or similar governing body.

(r)	“Trade Secret” means each of the FNT Trade Secrets and the FIS Trade Secrets.

(s)	“Unauthorized Access” has the meaning set forth in Section 7(b).
2. Reciprocal Grants
(a)	Reciprocal Grant of Rights. Each Party grants hereby certain rights in Trade Secrets as set forth herein and, with respect to such rights, shall be termed the “Granting Party”; with respect to such rights, the grantee shall be termed the “Licensee Party.” Any sublicense granted pursuant hereto shall comply with Section 2(b) below.
(i) FIS hereby grants to FNT an irrevocable, non-terminable (except as set forth herein), non-exclusive, worldwide, royalty-free license, to use, sublicense, make, create improvements of, market, sell and exploit any other rights of ownership now existing or hereafter created with respect to goods and services using or arising from know-how or trade secrets owned by a member of the FIS Group and used by a member of the FNT Group prior to the Effective Date (the “FIS Trade Secrets”), subject to the terms and conditions hereof.
(ii) FNT hereby grants to FIS an irrevocable, non-terminable (except as set forth herein), non-exclusive, worldwide, royalty-free license, to use, sublicense, make, create improvements of, market, sell and exploit any other rights of ownership now existing or hereafter created with respect to goods and services using or arising from trade secrets or know-how owned by a member of the FNT Group and used by a member of the FIS Group prior to the Effective Date (the “FNT Trade Secrets”), subject to the terms and conditions hereof.
(b)	Sublicense Limitations. Each grant hereunder is subject to the right of sublicense (without further consent from the Granting Party) in accordance with the following limitations:
(i) Sublicenses may be granted hereunder by a Licensee Party solely to members of the Licensee Party Group, effective upon written notice to the Granting Party, which notice discloses the specific Trade Secret that has been sublicensed and the name and address of the sublicensee. In no event shall a Licensee Party shall grant sublicenses, directly or indirectly, of the Trade Secrets of the Granting Party to a Competitor of the Granting Party or otherwise provide access to the Trade Secrets of the Granting Party to a Competitor of the Granting Party.
(ii) A Licensee Party may grant sublicenses to any Person who is not in the Licensee Party Group only upon prior written consent of the Granting Party.
(iii) The Licensee Party agrees to impose, on each of its sublicensees, obligations to comply with the terms of this Agreement, including without limitation, obligations regarding confidentiality and the return and/or destruction of Trade Secrets and related documents and materials pursuant to Section 7 hereof and shall not permit any sublicensee to grant further sublicenses without the prior written approval of the Granting Party.
(iv) A Licensee Party (A) shall be and remain liable to the Granting Party for each sublicensee of the Licensee Party and any breach of the terms of the applicable sublicense and this Agreement and (B) shall use its commercially reasonable best efforts to minimize any damage (current and prospective) done to the Granting Party as a result of any such breach.
(c)	Inconsistency with Intercompany Agreement. In the event of a conflict or inconsistency between the terms of this Agreement and any other Intercompany Agreement concerning or implicating the licensing of Trade Secrets, the terms of such Intercompany Agreement will govern.
3. Derivative Works
Title to a derivative work created pursuant to the Master IT Services Agreement shall be determined solely pursuant to the Master IT Services Agreement and shall not be deemed a derivative work under this Agreement.
4. Ownership
(a)	Ownership by FNT. For clarification purposes, any FNT Trade Secret shall at all times be exclusively owned, as between the Parties, by FNT, and the entities within the FIS Group shall have no rights, title or interest therein, other than the rights set forth in this Agreement.

(b)	Ownership by FIS. For clarification purposes, any FIS Trade Secret shall at all times be exclusively owned, as between the Parties, by FIS, and the entities within the FNT Group shall have no rights, title or interest therein, other than the rights set forth in this Agreement.

(c)	Encumbrances Subject to Licenses. For clarification purposes, a Party may sell or otherwise encumber or cause to sell or be encumbered any Trade Secret that it or a member of its Group (FNT Group or FIS Group, as applicable) owns; subject, however, to the licenses granted hereunder.
5. Enforcement; Infringement
(a)	Infringement. Each Party will notify the other Party promptly of any acts of infringement or unfair competition with respect to Granting Party’s Trade Secrets of which a Party or any sublicensee of that Party becomes aware or obtains actual knowledge alleging in writing that the Granting Party’s Trade Secrets or its use infringes the rights of a third party or constitutes unfair competition. In such event, the Parties will cooperate and cause their applicable sublicensees to cooperate, at each Party’s own expense, with the other Party to defend or prosecute the claim. All costs and expenses of defending or prosecuting any such action or proceeding, together with any recovery therefrom, will be borne by and accrue to the applicable Party or sublicensee that is party to the action or proceeding.

(b)	Enforcement. Each of FNT and FIS, as the case may be, will enforce any applicable contract rights relating to breach of a sublicense issued pursuant hereto relating to the Trade Secrets of the other Party. In the event that either FNT or FIS commences a proceeding or any other form of action for such purposes, FNT or FIS, as applicable, will cause the entities within the FIS Group or the FNT Group, respectively, to reasonably cooperate, at their own expense, with such entity to prosecute such action or proceeding. All costs and expenses of any such action or proceeding, together with any recovery therefrom, will be borne by and accrue to the applicable entity within the proceeding Party.
6. Limitations
(a)	No Warranty. EXCEPT AS MAY BE EXPRESSLY SET FORTH HEREIN, ANY LICENSE GRANTED HEREUNDER IS “AS IS”; NEITHER PARTY (NOR ANY PERSON WITHIN THE FNT GROUP OR THE FIS GROUP), NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS EMPLOYEES OR AGENTS MAKES ANY REPRESENTATION OR WARRANTY, EXCEPT AS MAY BE EXPRESSLY SET FORTH HEREIN, WITH RESPECT TO TRADE SECRETS OR THE LICENSES GRANTED OR MADE HEREUNDER, INCLUDING ANY REPRESENTATION AS TO: (i) A PARTY’S RIGHT TO GRANT LICENSES, (ii) THE SCOPE OF RIGHTS IN TRADE SECRETS IN ANY SPECIFIC JURISDICTIONS, OR (iii) THE TITLE OF SUCH TRADE SECRET OR ABSENCE OF ANY THIRD PARTY INFRINGEMENT OF SUCH TRADE SECRET. NEITHER PARTY UNDERTAKES ANY COMMITMENT TO MAINTAIN OR DEFEND ITS TRADE SECRET.

(b)	No Damages. IN NO EVENT WILL ANY PARTY HEREUNDER BE LIABLE TO THE OTHER PARTY HEREUNDER FOR DAMAGES IN THE FORM OF SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR EXEMPLARY DAMAGES, LOST PROFITS, LOST SAVINGS, LOSS OF BUSINESS, DATA, GOODWILL OR OTHERWISE, WHETHER IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF SUCH PARTY SHALL HAVE BEEN ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.
7. Confidentiality
(a)	Confidential Information. Each Party shall use, and shall cause its sublicensees to use, at least the same standard of care in the protection of Confidential Information of the other Party as it uses to protect its own confidential or proprietary information of a similar nature (provided that such Confidential Information shall be protected in at least a reasonable manner). For purposes of this Agreement, “Confidential Information” includes (1) all confidential or proprietary information and documentation of either Party, all reports, exhibits and other documentation, any financial information and (2) any FIS Trade Secrets and FNT Trade Secrets. Each Party shall use the Confidential Information of the other Party only in connection with the purposes of this Agreement, including resolution of any Disputes in accordance with Section 8, and shall make such Confidential Information available, and shall cause its sublicensees to make such Confidential Information available, only to their respective employees, subcontractors, or agents having a “need to know” with respect to such purpose. Each Party shall advise, and shall cause its sublicensees to advise, their respective employees, subcontractors, and agents of such Party’s obligations under this Agreement. Except as otherwise required by the terms of this Agreement (including Section 9) or applicable law or national stock exchange rule, in the event of the expiration of this Agreement or termination of this Agreement for any reason all Confidential Information of a Party disclosed to, and all copies thereof made by, the other Party or the other Party’s sublicensees shall be returned to the disclosing Party or, at the disclosing Party’s option, erased or destroyed. The Party receiving the Confidential Information (or its sublicensee that received the Confidential Information) shall provide to the disclosing Party certificates evidencing such destruction. The obligations in this Section 7(a) will not restrict disclosure by a Party or its sublicensee pursuant to applicable law, or by order or request of any court or government agency; provided that, prior to such disclosure the receiving Party or its sublicensee shall (i) immediately give notice to the disclosing Party and (ii) cooperate with the disclosing Party in challenging the right to such access and (iii) only provide such information as is required by law, such order or a final, non-appealable ruling of a court of proper jurisdiction or with the written consent of the disclosing Party. Confidential Information of a Party will not be afforded the protection of this Agreement if such Confidential Information was (A) developed by the other Party or its sublicensees independently as shown by its written business records regularly kept, (B) rightfully obtained by the other Party or its sublicensees without restriction from a third party, (C) publicly available other than through the fault or negligence of the other Party or its sublicensees, or (D) released by the disclosing Party without restriction to anyone.

(b)	Unauthorized Acts. Each Party shall and shall cause its sublicensees to: (1) notify the other Party promptly of any unauthorized possession, use, or knowledge of any Confidential Information of the other Party by any Person which shall become known to it, any attempt by any Person to gain possession of Confidential Information of the other Party without authorization or any attempt to use or acquire knowledge of any Confidential Information without authorization (collectively, “Unauthorized Access”), (2) promptly furnish to the other Party full details of the Unauthorized Access and use reasonable efforts to assist the other Party in investigating or preventing the reoccurrence of any Unauthorized Access, (3) cooperate with the other Party in any litigation and investigation against third parties deemed necessary by such Party to protect its proprietary rights, and (4) promptly take affirmative action to prevent a reoccurrence of any such Unauthorized Access.
8. Dispute Resolution
(a)	Amicable Resolution. The Parties mutually desire that friendly collaboration will continue between them. Accordingly, they will try to resolve in an amicable manner all disagreements and misunderstandings connected with their respective rights and obligations under this Agreement, including any amendments hereto. In furtherance thereof, in the event of any dispute or disagreement (a “Dispute”) between the Parties in connection with this Agreement (including, without limitation, any use of the a Granting Party’s Trade Secret by the Licensee Party Group, then the Dispute, upon written request of either Party, will be referred for resolution to the General Counsels of the Parties, which General Counsels will have ten (10) days to resolve such Dispute.

(b)	Mediation. In the event any Dispute cannot be resolved in a friendly manner as set forth in Section 8(a), the Parties intend that such Dispute be resolved by mediation. If the General Counsels of the Parties are unable to resolve the Dispute as contemplated by Section 8(a), either Party may demand mediation of the Dispute by written notice to the other in which case the two Parties will select a single mediator within ten (10) days after the demand. Neither Party may unreasonably withhold consent to the selection of the mediator. Each Party will bear its own costs of mediation but both Parties will share the costs of the mediator equally.

(c)	Arbitration. In the event that the Dispute is not resolved pursuant to Section 8(a) or through mediation pursuant to Section 8(b), the latter within thirty (30) days of the submission of the Dispute to mediation, either Party involved in the Dispute may submit the dispute to binding arbitration pursuant to this Section 8(c). All Disputes submitted to arbitration pursuant to this Section 8(c) shall be resolved in accordance with the Commercial Arbitration Rules of the American Arbitration Association, unless the Parties involved mutually agree to utilize an alternate set of rules, in which event all references herein to the American Arbitration Association shall be deemed modified accordingly. Expedited rules shall apply regardless of the amount at issue. Arbitration proceedings hereunder may be initiated by either Party making a written request to the American Arbitration Association, together with any appropriate filing fee, at the office of the American Arbitration Association in Orlando, Florida. All arbitration proceedings shall be held in the city of Jacksonville, Florida in a location to be specified by the arbitrators (or any place agreed to by the Parties and the Arbitrators). The arbitration shall be by a single qualified arbitrator experienced in the matters at issue, such arbitrator to be mutually agreed upon by the Parties. If the Parties fail to agree on an arbitrator thirty (30) days after notice of commencement of arbitration, the American Arbitration Association shall, upon the request of any Party to the dispute or difference, appoint the arbitrator. Any order or determination of the arbitral tribunal shall be final and binding upon the Parties to the arbitration as to matters submitted and may be enforced by any Party to the Dispute in any court having jurisdiction over the subject matter or over any of the Parties. All costs and expenses incurred in connection with any such arbitration proceeding (including reasonable attorneys’ fees) shall be borne by the Party incurring such costs. The use of any alternative dispute resolution procedures hereunder will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either Party.

(d)	Non-Exclusive Remedy. FNT and FIS acknowledge and agree that money damages would not be a sufficient remedy for any breach of this Agreement by either Party or misuse of FNT Trade Secret or FIS Trade Secret within the FNT Group or the FIS Group, as the case may be, or the Confidential Information of FNT or FIS, as the case may be. Accordingly, nothing in this Section 8 will prevent either Party from immediately seeking injunctive or interim relief in the event (A) of any actual or threatened breach of any confidentiality provisions of this Agreement or (B) that the Dispute relates to, or involves a claim of, actual or threatened infringement of intellectual property. All actions for such injunctive or interim relief shall be brought in a court of competent jurisdiction in accordance with Section 10. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement.

(e)	Commencement of Dispute Resolution Procedure. Notwithstanding anything to the contrary in this Agreement, the Parties, but none of their respective Subsidiaries, are entitled to commence a dispute resolution procedure under this Agreement, whether pursuant to this Section 8 or otherwise, and each Party will cause its respective Subsidiaries not to commence any dispute resolution procedure other than through such Party as provided in this Section 8.
9. Term and Termination
(a)	Termination as a result of Disaffiliation. If a member of a Licensee Party Group ceases to be a member of the Licensee Party Group, then all sublicenses from the Licensee Party to such member granted pursuant to the Licensee Party’s rights under Section 2 shall terminate, subject to the transition period described in Section 9(c).

(b)	Termination for Insolvency.
(i)	In the event that:
A)	either Party or, if applicable, the subsidiary of such Party to which a sublicense hereunder has been granted, shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

B)	either Party or, if applicable, the subsidiary of such Party to which a sublicense hereunder has been granted, shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property or assets, (2) make a general assignment for the benefit of its creditors, (3) commence a voluntary case under the Bankruptcy Code, (4) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (5) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (6) take any corporate, partnership or other action for the purpose of effecting any of the foregoing;:

A)	a proceeding or case shall be commenced, without the application or consent of a Party or, if applicable, the subsidiary of such Party to which a sublicense hereunder has been granted, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts under the Bankruptcy Code, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of such Party, or, if applicable, of such subsidiary, or of all or any substantial part of its property or assets under the Bankruptcy Code or (iii) similar relief in respect of such Party or, if applicable, such subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) days or more days; or

B)	an order for relief against such Party shall be entered in an involuntary case under the Bankruptcy Code, which shall continue in effect for a period of sixty (60) days or more;
then the other Party may, by giving notice thereof to such Party, exercise any termination right, and such termination shall become effective as of the date specified in such termination notice; provided that where the conditions of this Section 9(b)(ii) are met only as to a subsidiary of such Party to which a sublicense hereunder has been granted, then the other Party’s rights of termination are limited only to such subsidiary.
(c)	Termination of Trade Secret Licenses.
(i) If, upon a Sale of FIS, FNT reasonably believes that any FNT Trade Secrets primarily related to the business of FNT may become available to a Competitor of FNT, FNT may terminate the license granted hereunder such FNT Trade Secrets upon a reasonable transition period for FIS to develop or acquire replacement know-how or trade secrets, provided that FNT compensates FIS in full for any loss or expenses that FIS bears in connection with such termination.
(ii) If, upon a Sale of FIS, FIS reasonably believes that any FIS Trade Secrets primarily related to the business of FIS may become available to a Competitor of FIS, FIS may terminate the license granted hereunder such FIS Trade Secrets upon a reasonable transition period for FNT to develop or acquire replacement know-how or trade secrets, provided that FIS compensates FNT in full for any loss or expenses that FIS bears in connection with such termination.
(d)	Survival. The terms of Sections 3, 6, 7, 8, 9(c), and 10 shall survive termination of this Agreement or any licenses or sublicenses granted hereunder.
10. Miscellaneous Provisions
(a)	Notices. All notices, demands or requests which may be given by either Party to the other Party shall be in writing and shall be deemed to have been duly given on the date delivered in person, or sent via telefax or electronic transmission (provided that in any such case, such telefax or electronic transmission is immediately thereafter confirmed by telephone), or on the next business day if sent by overnight courier, and in each case addressed as set forth below:

If to FNT, to:
Fidelity National Title Group, Inc.
601 Riverside Avenue
Jacksonville, Florida 32204
Attention: General Counsel
If to FIS, to:
Fidelity National Information Services, Inc.
601 Riverside Avenue
Jacksonville, Florida 32204
Attention: General Counsel
The address to which such notices, demands, requests, elections or other communications are to be given by either Party may be changed by written notice given by such Party to the other Party pursuant to this Section 10(a).
(b)	Relationship of the Parties. It is expressly understood and agreed that FNT and FIS are not partners or joint venturers, and nothing contained herein is intended to create an agency relationship or a partnership or joint venture with respect to rights granted herein. With respect to this Agreement, neither Party is an agent of the other and neither Party has any authority to represent or bind the other Party as to any matters, except as authorized herein or in writing by such other Party from time to time.

(c)	Employees. As between the Parties, each Party shall be responsible for payment of compensation to its employees those of its subsidiaries, for any injury to them in the course of their employment, and for withholding or payment of all federal, state and local taxes or contributions imposed or required under unemployment insurance, social security and income tax laws with respect to such persons.

(d)	Assignment. Neither Party may assign, transfer or convey any right, obligation or duty, under this Agreement (other than those rights as between the Parties explicitly set forth herein) without the prior written consent of the other Party.

(e)	Severability. In the event that any one or more of the provisions contained herein shall for any reason be held to be unenforceable in any respect under law, such unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such unenforceable provision or provisions had never been contained herein.

(f)	Third Party Beneficiaries. Subject to the final sentence of Section 10(j), the provisions of this Agreement are for the benefit of the Parties and their affiliates and not for any other Person. However, subject to the final sentence of Section 10(j), should any third party institute proceedings, this Agreement shall not provide any such Person with any remedy, claim, liability, reimbursement, cause of action, or other right.

(g)	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to such State’s laws and principles regarding the conflict of laws. Subject to Section 8, if any Dispute arises out of or in connection with this Agreement, except as expressly contemplated by another provision of this Agreement, the Parties irrevocably (a) consent and submit to the exclusive jurisdiction of federal and state courts located in Jacksonville, Florida, (b) waive any objection to that choice of forum based on venue or to the effect that the forum is not convenient and (c) WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO TRIAL OR ADJUDICATION BY JURY.

(h)	Executed in Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same document. The Parties may elect to rely upon facsimile signatures but shall promptly, at the request of either Party at any time prior to the first anniversary hereof, distribute to the other pages bearing holographic signatures in all respects identical to those distributed by facsimile.

(i)	Construction. The headings and numbering of articles, sections and paragraphs in this Agreement are for convenience only and shall not be construed to define or limit any of the terms or affect the scope, meaning, or interpretation of this Agreement or the particular Article or Section to which they relate. This Agreement and the provisions contained herein shall not be construed or interpreted for or against any Party because that Party drafted or caused its legal representative to draft any of its provisions. The Exhibits and the Schedules to this Agreement that are specifically referred to herein are a part of this Agreement as if fully set forth herein. All references herein to Articles, Sections, subsections, paragraphs, subparagraphs, clauses, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. The inclusion of a matter or item in any Schedule to this Agreement shall not, for any purpose of this Agreement, be deemed to be the inclusion of such matter or item on any other Schedule to this Agreement.

(j)	Entire Agreement. This Agreement, including all attachments, constitutes the entire Agreement between the Parties with respect to the subject matter hereof, and supersedes all prior oral or written agreements, representations, statements, negotiations, understandings, proposals and undertakings, with respect to the subject matter hereof including any earlier license of Trade Secrets by and between a member of the FNT Group and a member of the FIS Group. Without limiting the foregoing, the Parties expressly acknowledge that this Agreement, together with the Exhibits and Schedules hereto, is intended to amend and restate the Prior Agreement in its entirety, and upon the effectiveness of this Agreement, the Prior Agreement shall be deemed to have been superseded and replaced in its entirety by this Agreement.

(k)	Amendments and Waivers. The Parties may amend this Agreement only by a written agreement signed by each Party and that identifies itself as an amendment to this Agreement. No waiver of any provisions of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by or on behalf of the Party against whom such waiver or consent is claimed. No course of dealing or failure of any Party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition. Waiver by either Party of any default by the other Party shall not be deemed a waiver of any other default.

(l)	Remedies Cumulative. Unless otherwise provided for under this Agreement, all rights of termination or cancellation, or other remedies set forth in this Agreement, are cumulative and are not intended to be exclusive of other remedies to which the injured Party may be entitled by law or equity in case of any breach or threatened breach by the other Party of any provision in this Agreement. Unless otherwise provided for under this Agreement, use of one or more remedies shall not bar use of any other remedy for the purpose of enforcing any provision of this Agreement.

(m)	Title 11. The licenses to Trade Secrets granted hereunder are, for all purposes of Section 365(n) of Title 11 of the United States Code (“Title 11”) and to the fullest extent permitted by law, licenses of rights to “intellectual property” as defined in Title 11. All Parties agree that the licensee of any rights under this Agreement shall retain and may fully exercise all of its applicable rights and elections under Title 11.

(n)	UN Convention Disclaimed. The United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

(o)	Effectiveness. Notwithstanding the date hereof, this Agreement shall become effective as of the date and time that the Closing, as defined in the Distribution Agreement, occurs and the transactions contemplated thereby are consummated.
[signature page to follow]

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

FIDELITY NATIONAL TITLE GROUP, INC.
/s/ Anthony J. Park
Anthony J. Park
Executive Vice President and Chief Financial Officer

FIDELITY NATIONAL INFORMATION SERVICES, INC.
/s/ Michael L. Gravelle
Michael L. Gravelle
Executive Vice President - Legal

Intellectual Property Cross License Agreement
Schedule 1 – FNT Competitors
     1. The First American Corporation
     2. Land America Financial Group, Inc.
     3. Stewart Information Services Corp.

i

Intellectual Property Cross License Agreement
Schedule 2 – FIS Competitors
1.	Accenture Corp.

2.	Fiserv Corporation

3.	International Business Machines

4.	First Data Corporation

ii